EXH. 99.17

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                              ASSET ALLOCATION FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Asset Allocation Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon.

                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                                 BLUE CHIP FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Blue Chip Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, (the "1940 Act") of Pacific Horizon; and also to approve an additional proposed Agreement and Plan of Reorganization dated as of January __, 1999 (the "Master Trust Reorganization Agreement") by and between Master Investment Trust, Series I and Nations Master Investment Trust which provides for (a) the transfer of assets and liabilities of the Blue Chip Portfolio Master Investment Trust, Series I in exchange for shares of corresponding portfolios of Nations Master Investment Trust of equal value; (b) the distribution of shares of the corresponding portfolio of Nations Master Investment Trust to shareholders of the portfolios of Master Investment Trust, Series I and (c) the termination under state law and deregistration under the 1940 Act of Master Investment Trust, Series I.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.



                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                         CALIFORNIA MUNICIPAL BOND FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon California Municipal Bond Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                     CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon California Tax-Exempt Money Market Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the (the "1940 Act") of Pacific Horizon.

                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.




                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                               CAPITAL INCOME FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Capital Income Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                                 GOVERNMENT FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Government Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon.

                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                             INTERMEDIATE BOND FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Intermediate Bond Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon; and also to approve an additional proposed Agreement and Plan of Reorganization dated as of January __, 1999 (the "Master Trust Reorganization Agreement") by and between Master Investment Trust, Series I and Nations Master Investment Trust which provides for (a) the transfer of assets and liabilities of the Investment Grade Bond Portfolio of Master Investment Trust, Series I in exchange for shares of corresponding portfolios of Nations Master Investment Trust of equal value; (b) the distribution of shares of the corresponding portfolio of Nations Master Investment Trust to shareholders of the portfolios of Master Investment Trust, Series I and
         (c) the termination under state law and deregistration under the 1940 Act of Master Investment Trust, Series I.

                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Prime Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                              TAX-EXEMPT MONEY FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Tax-Exempt Money Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon and in the case of the Pacific Horizon Blue Chip Fund, an additional Agreement and Plan of Reorganization.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                                  TREASURY FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Treasury Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE
         PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon and in the case of the Pacific Horizon Blue Chip Fund, an additional Agreement and Plan of Reorganization.



                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)

                                   PROXY CARD

                           PACIFIC HORIZON FUNDS, INC.
                               TREASURY ONLY FUND
                  Special Meeting of Shareholders-April 12, 1999

      The undersigned hereby appoints ________ and ________ (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 a.m. (Eastern time), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Pacific Horizon Treasury Only Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Institutional Reserves in exchange for shares of a designated class of such Nations fund, (b) the distribution of shares of designated classes of the corresponding Nations Fund to shareholders of each Pacific Horizon Fund and (c) the dissolution under state law and the Investment Company Act of 1940, as amended, the ("1940 Act") of Pacific Horizon and in the case of the Pacific Horizon Blue Chip Fund, an additional Agreement and Plan of Reorganization.

                     |_|YES       |_|NO    |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

      In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                           -----------------------------


                           _____________________________, 1999



Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.





                                                                   (Please Date)